UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
11% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 8, 2023, Bill Korn, the Registrant’s current Chief Financial Officer, has assumed the role of Chief Strategy Officer, and Joseph DosSantos has been appointed Chief Financial Officer.

Mr. Korn, 66, joined the Registrant as our Chief Financial Officer in July 2013. Prior to joining the Registrant, Mr. Korn served as the Chief Financial Officer for six other early-stage technology businesses. From January 2013 until he joined us, Mr. Korn served as the Chief Financial Officer of SnapOne, Inc., a developer of cloud-based applications for mobile devices. Prior to that, from August 2002 to June 2012, Mr. Korn was the Chief Financial Officer of Antenna Software, Inc. Earlier in his career, Mr. Korn spent ten years with IBM, where he served on the senior management team that created IBM’s services strategy in the 1990s. Currently, Mr. Korn serves on the Board of Jerash Holdings (US), Inc. (Nasdaq: JRSH), where he is Chairman of the Audit Committee. Mr. Korn received his Bachelor of Arts in Economics magna cum laude from Harvard College and his Master of Business Administration from Harvard Business School.

Mr. DosSantos, 55, served as the Chief Financial Officer of Luzsana Biotechnology, Inc., a global pharmaceuticals company focused on co-developing a pipeline of medicines with its parent company Jiangsu Hengrui Pharmaceuticals Co. LTD, one of the largest pharmaceutical companies in China, from August 2021 until he joined us. Prior to that, from August 2017 to August 2021, Mr. DosSantos served as a Senior Vice President of Finance for Celularity, Inc., a biotechnology company. From May 2014 to July 2016, Mr. DosSantos served as the Chief Financial Officer of MYOS Corporation, a NASDAQ listed biotechnology company. From January 2011 to April 2014, Mr. DosSantos served as an Executive Director of Finance Operations of ACTAVIS plc (now Allergan plc), a global specialty pharmaceutical company. From August 2003 to January 2011, Mr. DosSantos served in various director and manager roles with respect to corporate accounting and financial reporting at Celgene Corporation, a global biopharmaceutical company. Mr. DosSantos has extensive experience in financial reporting, budgeting and forecasting, accounting operations, strategic planning, capital raising and deal structuring. Mr. DosSantos received his Bachelor of Science in Accountancy from Kean University and his Master of Business Administration from Seton Hall University.

On May 4, 2023, the Registrant entered into executive employment agreements with Mr. Korn and Mr. DosSantos.

Mr. Korn’s annual base salary will continue to be $250,000. At the sole discretion of the Board of Directors, the executive employment agreement entitles Mr. Korn to a bonus based upon such executive’s performance and consistent with the Registrant’s compensation policies. Upon termination, Mr. Korn may receive severance of up to 24 months of his salary and bonus.

Mr. DosSantos’s annual base salary will be $250,000. At the sole discretion of the Board of Directors, the executive employment agreement entitles Mr. DosSantos to a bonus based upon such executive’s performance and consistent with the Registrant’s compensation policies. Upon termination, Mr. DosSantos may receive severance of up to 24 months of his salary and bonus.

Mr. DosSantos will also receive (i) a sign-on bonus (the “Sign-On Bonus”) of restricted stock units (“RSUs”) pursuant to which Mr. DosSantos may acquire shares of the Registrant’s common stock equal to $25,000 divided by the volume weighted average price of the Registrant’s common stock as of May 8, 2023 (the “VWAP”), and (ii) a retention bonus (the “Retention Bonus”) of RSUs equal to $50,000 divided by the VWAP. The Sign-On Bonus RSUs shall vest immediately upon grant. Provided that Mr. DosSantos remains in the active employ or service of the Registrant, (i) one-half of the Retention Bonus RSUs shall vest on May 8, 2024, and (ii) the remaining one-half of the Retention Bonus RSUs shall vest on May 8, 2025. The grants and issuances of the Sign-On Bonus RSUs and the Retention Bonus RSUs shall be made in accordance with the Registrant’s Amended and Restated Equity Incentive Plan.

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Mr. Korn and Mr. DosSantos will be eligible to participate in benefit plans and programs generally available to other similarly-situated employees of the Registrant.

The effective date for these executive employment agreements is May 8, 2023. The initial term for these executive employment agreements expires on May 8, 2025. The term of each executive employment agreement automatically renews for additional one year terms unless notice of termination is given by either party.

There are no family relationships between Mr. Korn, Mr. DosSantos and any director or executive officer of the Registrant. Mr. Korn and Mr. DosSantos have no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the appointments of Chief Strategy Officer and Chief Financial Officer and the key provisions of the executive employment agreements and bonus does not purport to be complete and is qualified entirely by reference to the terms of the actual executive employment agreements and Mr. DosSantos’s bonus agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 8, 2023, the Company issued a press release announcing the appointment of Mr. Korn as Chief Strategy Officer and Mr. DosSantos as Chief Financial Officer.

A copy of the press release is furnished as Exhibit 99.1, and the information set forth therein is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Bill Korn Executive Employment Agreement

10.2	Joseph DosSantos Executive Employment Agreement

10.3	Joseph DosSantos Bonus Agreement

99.1	Press Release dated May 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	May 8, 2023	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

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